EXHIBIT 23.1
                                                                    ------------

            CONSENT OF INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

            We consent to the incorporation by reference in the registration statements filed on Form S-8 (file number 333-64066) of Network-1 Security Solutions, Inc. of our report dated March 13, 2006 related to the financial statements of Network-1 Security Solutions, Inc. included in this Annual Report for the year ended December 31, 2005.



                                       /s/ Radin, Glass & Co., LLP
                                       -----------------------------------------
                                       Certified Public Accountants


April 11, 2006
New York, New York